 As filed with the Securities and Exchange Commission on August 6, 1998
                                                    Registration No. 333-______
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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                              __________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                              __________________

                          ONYX PHARMACEUTICALS, INC.
           (Exact name of registrant as specified in its charter)
                              ___________________
        DELAWARE                                        94-3154463
 (State of incorporation)                           (I.R.S. Employer
                                                     Identification No.)
                              ___________________

                              3031 RESEARCH DRIVE
                         RICHMOND, CALIFORNIA  94806
                                (510) 222-9700
        (Address and telephone number of Principal Executive Offices)

                           1996 EQUITY INCENTIVE PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                           (Full title of the plans)

                              HOLLINGS C. RENTON
                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          ONYX PHARMACEUTICALS, INC.
                             3031 RESEARCH DRIVE
                          RICHMOND, CALIFORNIA 94806
                               (510) 222-9700
       (Name, address, and telephone number of agent for service)
                              ____________________

                                  Copies to:

                              ROBERT L. JONES, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                                3000 EL CAMINO REAL
                         PALO ALTO, CALIFORNIA 94306-2155
                                  (650) 843-5000

                         CALCULATION OF REGISTRATION FEE


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                                   PROPOSED
   TITLE OF                        MAXIMUM        PROPOSED MAXIMUM      AMOUNT OF
 SECURITIES TO   AMOUNT TO BE   OFFERING PRICE   AGGREGATE OFFERING    REGISTRATION
 BE REGISTERED    REGISTERED     PER SHARE(1)        PRICE(1)              FEE
------------------------------------------------------------------------------------
 Stock Options
 and common          375,000        $ 6.00        $2,250,000           $ 663.75
 Stock (par
 value $.001)
------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based on the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on August 4, 1998.

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

                              EXPLANATORY NOTE

     This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 300,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1996 Equity Incentive Plan, as amended (the "Equity Incentive Plan") and an additional 75,000 shares of the Registrant's Common Stock to be issued pursuant to the Registrant's 1996 Employee Stock Purchase Plan, as amended (the "Employee Stock Purchase
Plan"). The Registration Statements on Form S-8 previously filed with the Commission relating to the Equity Incentive Plan and the Employee Purchase Plan (File Nos. 333-04839 and 333-34681) are incorporated by reference herein.

                                  EXHIBITS

 EXHIBIT
 NUMBER
 -------
   5.1                Opinion of Cooley Godward LLP.

  23.1                Consent of Ernst & Young LLP, Independent Auditors.

  23.2                Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

  24.1                Power of Attorney.  Reference is made to the signature pages.

  99.1*               1996 Equity Incentive Plan.

  99.2*               1996 Employee Stock Purchase Plan.
-----------------------------

* Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (No. 333-3176-LA) and incorporated by reference herein.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of California, on the 5th day of August, 1998.

                                    ONYX PHARMACEUTICALS, INC.



                                    By: /s/ Hollings C. Renton
                                        ---------------------------------------
                                         HOLLINGS C. RENTON
                                         President and Chief Executive Officer


                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hollings C. Renton and Douglas L. Blankenship, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                        Title                      Date
          ---------                        -----                      ----
/s/ Hollings C. Renton          President, Chief Executive        August 5, 1998
----------------------------     Officer and Director
    Hollings C. Renton           (PRINCIPAL EXECUTIVE OFFICER)


/s/ Douglas L. Blankenship      Treasurer (PRINCIPAL FINANCIAL    August 5, 1998
-----------------------------     AND ACCOUNTING OFFICER)
    Douglas L. Blankenship


/s/ Michael J. Berendt, Ph.D.             Director                August 5, 1998
-----------------------------
    Michael J. Berendt, Ph.D.


/s/ Samuel D. Colella              Chairman of the Board of       August 5, 1998
-----------------------------             Directors
    Samuel D. Colella


/s/ Paul Goddard, Ph.D.                    Director               August 5, 1998
-----------------------------
    Paul Goddard, Ph.D.


/s/ Edward Penhoet, Ph.D.                  Director               August 5, 1998
-----------------------------
    Edward Penhoet, Ph.D.


/s/ Nicole Vitullo                         Director               August 5, 1998
------------------------------
    Nicole Vitullo


/s/ Wendell D. Wierenga, Ph.D.             Director               August 5, 1998
------------------------------
    Wendell D. Wierenga, Ph.D.

                                  EXHIBIT INDEX

 Exhibit No.          Description
 -----------          -----------
     5.1              Opinion of Cooley Godward LLP.

    23.1              Consent of Ernst & Young LLP, Independent Auditors.

    23.2              Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

    24.1              Power of Attorney.  Reference is made to the signature pages.

    99.1*             1996 Equity Incentive Plan.

    99.2*             1996 Employee Stock Purchase Plan.

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*  Filed as an exhibit to the Registrant's Registration Statement on Form SB-2
   (No. 333-3176-LA) and incorporated by reference herein.